As filed with the Securities and Exchange Commission on June 13, 1997
                                                       Registration No. 33-60485
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             MTS SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

           MINNESOTA                                            41-0908057
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

                             14000 Technology Drive
                          Eden Prairie, Minnesota 55344
                                 (612) 937-4000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive office)

                               Donald M. Sullivan
                             MTS Systems Corporation
                             14000 Technology Drive
                          Eden Prairie, Minnesota 55344
                                 (612) 937-4000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                   Copies to:
                              Patrick Delaney, Esq.
                           Lindquist & Vennum P.L.L.P.
                                 4200 IDS Center
                          Minneapolis, Minnesota 55402
                                 (612) 371-3211

         Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box: [ ]

         If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend reinvestment plans, check the following box: [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

             THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

================================================================================

         MTS Systems Corporation hereby amends this Registration Statement (No. 33-60485) to terminate the registration. No additional filing fee is required.



                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Eden Prairie, Minnesota on June 11, 1997.

                                  MTS SYSTEMS CORPORATION


                                  By: /s/ Donald M. Sullivan
                                      ------------------------------------------
                                      Donald M. Sullivan, Chairman of the Board,
                                      President and Chief Executive Officer


         Pursuant to the requirements of the Securit es Exchange Act of 1933, this report has been signed below on June 11, 1997 by the following persons on behalf of the Registrant in the capacities indicated.

             Signature                   Title
             ---------                   -----

/s/ Donald M. Sullivan                   Chairman of the Board, President,
---------------------------------        Chief Executive Officer and Director
Donald M. Sullivan                       (principal executive officer)


/s/ Marshall L. Carpenter                Vice President and Chief Financial
---------------------------------        Officer (principal financial and
Marshall L. Carpenter                    accounting officer)


                                         Director
---------------------------------
Charles A. Brickman


                                         Director
---------------------------------
Thomas E. Holloran


              *                          Director
---------------------------------
E. Thomas Binger


              *                          Director
---------------------------------
Thomas E. Stelson


                                         Director
---------------------------------
Bobby I. Griffin


              *                          Director
---------------------------------
Linda Hall Whitman


              *                          Director
---------------------------------
Russell Gullotti


*By: /s/ Marshall L. Carpenter
     ----------------------------
         Marshall L. Carpenter
         Attorney-in-fact